UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 7, 2022

Columbia Banking System, Inc.

(Exact name of registrant as specified in its charter)

Washington	000-20288	91-1422237
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 A Street

Tacoma, Washington 98402-4200

(address of Principal Executive Offices) (Zip Code)

(253) 305-1900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Common Stock	COLB	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On November 7, 2022, Columbia Banking System, Inc. (“Columbia”) and FS Bancorp, Inc. announced that on November 5, 2022, Columbia State Bank (“Columbia Bank”), a Washington state-chartered bank and wholly-owned subsidiary of Columbia, and 1st Security Bank of Washington (“1st Security”), a Washington state-chartered stock savings bank and wholly-owned subsidiary of FS Bancorp, Inc., entered into an agreement pursuant to which 1st Security will acquire from Columbia Bank seven branches located in Oregon and Washington (the “PNW Divesture”). Also on November 7, 2022, Columbia and First Northern Community Bancorp announced that on November 5, 2022, Columbia Bank and First Northern Bank of Dixon (“First Northern”), a California state-chartered commercial bank and wholly-owned subsidiary of First Northern Community Bancorp, entered into an agreement pursuant to which First Northern will acquire from Columbia Bank three branches located in northern California (the “California Divestiture” and, together with the PNW Divestiture, the “Divestiture Transactions”). The branches are being divested to satisfy regulatory requirements in connection with the previously announced merger between Columbia and Umpqua Holdings Corporation (“Umpqua” and, such merger, the “Merger”).

The Divestiture Transactions are subject to the closing of the Merger and other customary closing conditions, including regulatory approvals. Each of the agreements with 1st Security and First Northern will terminate if the merger agreement governing the Merger is terminated.

Copies of the press releases related to the announcement of the PNW Divestiture and the California Divestiture are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

The information provided pursuant to this Item 7.01, including the attached exhibits, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into Columbia’s filings with the Securities and Exchange Commission (the “SEC”).

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the Merger, the plans, objectives, expectations and intentions of Columbia and Umpqua, the expected timing of completion of the Merger, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and Columbia’s and Umpqua’s respective businesses, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board or the effects of any declines in housing and commercial real estate prices, high or increasing unemployment rates, or any slowdown in economic growth particularly in the western United States; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures, including on product pricing and services; success, impact, and timing of Columbia’s and Umpqua’s respective business strategies, including market acceptance of any new products or services and Columbia’s and Umpqua’s ability to successfully implement efficiency and operational excellence initiatives; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; changes in laws or regulations; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement to which Columbia and Umpqua are parties; the outcome of any legal proceedings that have been or may be instituted against Columbia or Umpqua; delays in completing the Merger; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Merger); the failure to satisfy any of the other conditions to the Merger on a timely basis or at all; changes in Columbia’s or Umpqua’s share price before closing, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; the possibility that the anticipated benefits of the Merger are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Columbia and Umpqua do business; certain restrictions during the pendency of the Merger that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger; the ability to complete the Merger and integration of Columbia and Umpqua successfully; the dilution caused by Columbia’s issuance of additional shares of its capital stock in connection with the Merger; and other factors that may affect the future results of Columbia and Umpqua. Additional factors that could cause results to differ materially from those described above can be found in Columbia’s Registration Statement on Form S-4, its Annual Report on Form 10-K for the year ended December 31, 2021 and its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2022, June 30, 2022 and September 30, 2022, which are on file with the SEC and available on Columbia’s website, www.columbiabank.com, under the heading “About – Investor Relations” and in other documents Columbia files with the SEC, and in Umpqua’s Annual Report on Form 10-K for the year ended December 31, 2021 and its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2022, June 30, 2022 and September 30, 2022, which are on file with the SEC and available on Umpqua’s investor relations website, www.umpquabank.com, under the heading “Financials,” and in other documents Umpqua files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Columbia nor Umpqua assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release of Columbia Banking System, Inc. and FS Bancorp, Inc., dated November 7, 2022.

99.2	Joint Press Release of Columbia Banking System, Inc. and First Northern Community Bancorp, dated November 7, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANKING SYSTEM, INC.

By:	/s/ Aaron James Deer
Name:	Aaron James Deer
Title:	Executive Vice President and Chief Financial Officer

Date: November 7, 2022